Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.


                                                                  EXHIBIT 10.32


                                                AMENDMENT #8 TO MASTER AGREEMENT

                                FOR VALUE ADDED SERVICES (BRAZIL) BY AND BETWEEN
              AOL BRASIL LTDA. AND EMPRESA BRASILEIRA DE TELECOMUNICACOES S.A. -
                                                                        EMBRATEL

         This Amendment (the "Amendment #8"), effective as of November 01, 2001 ("Amendment Date"), is entered into by and between AOL BRASIL LTDA., a Brazilian corporation headquartered at Avenida Industrial 600, 2(degree). Andar, Santo Andre, 08090-500, Sao Paulo - SP, registered with the Ministerio e Fazenda under number 03.032.579/0001-62, represented by its Director, Milton da Rocha Camargo, hereinafter called AOL, and EMPRESA BRASILEIRA DE TELECOMUNICACOES S.A. - EMBRATEL, a Brazilian corporation headquartered at Av. Presidente Vargas, 1.012, 20179-900, Rio de Janeiro - RJ, registered with the Ministerio e Fazenda under number 33.530,486/0001-29, represented by its Executive Account Manager, Valdinei Carniel Rocha, and its Account Manager, Michele Dariano Machemer, hereinafter called EMBRATEL, and modifies, and is incorporated into, the Master Agreement for Value Added Services (Brazil) dated October 18, 1999 by and between AOL and EMBRATEL (the "Agreement").

         This Amendment modifies the section of the Agreement as indicated below. Unless modified herein, all other terms defined in the Agreement shall have the same meaning when used in this Amendment.

         All terms and conditions of the Agreement not otherwise specifically modified in this Amendment remain unchanged and in full force and effect.

         In the case of conflict between the terms of this Amendment and the remaining terms and conditions of the Agreement or another terms Amendments, the terms of this Amendment shall control.

1.       THE OBJECT

         1.1 This agreement has for object modifies the item 3, International Transit Fees, letter "c" of the Amendment Number 01/2000, so describe below:

                  "(c) US$ [ ** ] per month to the STM-1 capacity on the Americas II Circuit.

                  The prices presented above do not include any taxes.

                  The International Transit Fees are for an international circuit from AOL in Virginia - USA, terminating in one of EMBRATEL's operations buildings in Sao Paulo - Brazil. Any changes to the circuit termination outside of EMBRATEL's facilities in the city of Sao Paulo may require price adjustment."

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective the Amendment Date.

                                                    Sao Paulo, November 01, 2001

EMPRESA BRAS. TELECOMUNICACOS S/A                AOL BRASIL LTDA.
                           EMBRATEL

By: /s/ VALDINEL CAMIEL ROCHA         By: /s/ MILTON CAMARGO
    ----------------------------          -------------------------------------
    Valdinel Camiel Rocha                 Milton Camargo
    EXECUTIVE ACCOUNT MANAGER             VICE-PRESIDENT

By: /s/ MICHELE DARIANO MACHEMER
    ----------------------------
    Michele Dariano Machemer
    ACCOUNT MANAGER

WITNESSES:

By:  /s/ SANDRES SILVA ALVES           By:
     ---------------------------           ------------------------------------
         Sandres Silva Alves



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